UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/13_

Item 1. Reports to Stockholders.

DECEMBER 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

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INTERNATIONAL

Templeton Developing Markets Trust

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Notes to Financial Statements	29
		Templeton Developing Markets Trust	3	Report of Independent Registered
				Public Accounting Firm	41
		Performance Summary	9
				Tax Information	42
		Your Fund’s Expenses	14
				Board Members and Officers	44
		Financial Highlights and
		Statement of Investments	16	Shareholder Information	49

		Financial Statements	25

Annual Report

Templeton Developing Markets Trust

Your Fund’s Goal and Main Investments: Templeton Developing Markets Trust seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

This annual report for Templeton Developing Markets Trust covers the fiscal year ended December 31, 2013.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support, an economic recovery in developed markets and a slowdown in emerging markets. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports, market volatility and social unrest, emerging market economies overall continued to grow faster than developed market economies. Following a relatively subdued first half, China’s growth rate stabilized in the second half. Economic growth rates moderated in Russia, India and Indonesia but improved in Brazil, South Korea and Turkey. However, emerging market stock performance during the period appeared to be driven less by economic growth and corporate fundamentals and more by the fiscal and monetary policies in developed market countries.

After a weak start to 2013 as many investors locked in 2012 gains, emerging market stocks experienced a sharp sell-off in May and June amid concerns about a spike in China’s interbank rates and the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset purchase program. When these fears were not realized, investor confidence rose in late June, leading to a partial rebound in emerging market stock prices. Financial markets grew volatile again in late August but recovered as tension surrounding Syria was defused and as the Fed announced it would delay tapering its asset purchase program. A U.S. budget impasse in late September and its resolution in October also moved the markets. The Chinese government’s announcement of social, economic and financial reforms boosted Chinese stocks in November. Emerging market stocks overall remained resilient despite the Fed’s December announcement that it would reduce its monthly bond purchases beginning in January 2014.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 3

Top 10 Countries
12/31/13
% of Total
Net Assets
Brazil	15.5%
Hong Kong	11.2%
China	11.1%
U.K.	5.6%
India	5.0%
South Africa	4.9%
Russia	4.8%
UAE	4.4%
South Korea	4.3%
Macau	3.7%

For the 12 months ended December 31, 2013, emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, had a -2.27% total return in U.S. dollar terms, as weaker emerging market currencies hindered returns.1 Asia and Eastern Europe produced modest gains, while Latin America declined. In Asia, Taiwan, Malaysia, South Korea and China delivered gains, while Indonesia, Thailand, India and the Philippines posted losses. In Eastern Europe, Poland and Russia generated gains, while the Czech Republic and Hungary posted losses. Latin American markets such as Peru, Chile, Colombia and Brazil were among the worst performers, partly because of generally weak commodity prices and local currencies. In the largely frontier markets of the Middle East and Africa, the United Arab Emirates (UAE), Ghana and Kenya outperformed many of their global peers, while Lebanon, Tunisia and South Africa underperformed.

At year-end, global liquidity conditions continued to be accommodative. The Fed committed to keeping interest rates low as long as the U.S. unemployment rate remained over 6.5% and inflation expectations remained low. Furthermore, there were no signs at period-end indicating the Bank of Japan or the European Central Bank would tighten policy. We believe emerging and frontier market countries with strong economic fundamentals could continue to benefit from the high liquidity provided by major central banks, as investors seek higher yielding assets in a low interest rate environment. We viewed greater cooperation among major emerging and developed market countries as potentially beneficial for economic growth and financial markets. For example, in August, Brazil, Russia, India, China and South Africa (BRICS) decided on a capital structure for a proposed development bank aimed at supporting emerging market countries’ financing needs for infrastructure projects. In September, the BRICS countries committed $100 billion for a joint currency reserve to protect their economies from global financial market volatility and currency shocks. Toward year-end, China and the European Union agreed to negotiate a bilateral investment treaty in an effort to increase bilateral trade and improve access to each other’s markets.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength,

1. Source: © 2014 Morningstar. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

4 | Annual Report

cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Performance Overview

Templeton Developing Markets Trust – Class A had a cumulative total return of -1.26% for the 12 months ended December 31, 2013. In comparison, the MSCI EM Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index, which track global emerging market stock performance, had -2.27% and -0.57% total returns.2 Please note index performance is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a
gain or loss when you sell your
shares. Current performance may
differ from figures shown. Please
visit franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a major property developer and manager with operations throughout the Middle East, notably in Dubai, UAE; Tata Consultancy Services, one of India’s largest information technology (IT) consulting and services firms; and Melco Crown Entertainment, one of Macau’s leading casino operators.

We believe that Emaar Properties provides an attractive exposure to Dubai’s recovering real estate market. With a substantial income stream from its shopping mall and hotel properties, Emaar has a greater measure of financial security than some of its peers. Solid growth in all sectors of Dubai’s real estate market and the Emirate’s winning bid to host the 2020 World Expo benefited the shares of real estate companies in the region, notably Emaar. Furthermore, in our analysis, Dubai’s rising tourism could continue to support Emaar’s hotel and retail operations.

Tata Consultancy Services reported strong corporate results in 2013 amid the IT outsourcing industry’s continued growth. Moreover, the company benefited from the rupee’s significant weakness against major currencies such as the U.S.

2. Source: © 2014 Morningstar. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard &
Poor’s Financial Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 5

Top 10 Equity Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Ambev SA	9.6%
Beverages, Brazil
Emaar Properties PJSC	4.4%
Real Estate Management & Development,
UAE
Souza Cruz SA	4.3%
Tobacco, Brazil
Remgro Ltd.	4.3%
Diversified Financial Services,
South Africa
Sands China Ltd.	3.7%
Hotels, Restaurants & Leisure, Macau
Melco Crown Entertainment Ltd., ADR	3.6%
Hotels, Restaurants & Leisure, China
Tata Consultancy Services Ltd.	3.6%
IT Services, India
SJM Holdings Ltd.	3.4%
Hotels, Restaurants & Leisure, Hong Kong
Compagnie Financiere Richemont SA	3.0%
Textiles, Apparel & Luxury Goods,
Switzerland
Samsung Electronics Co. Ltd.	2.8%
Semiconductors & Semiconductor
Equipment, South Korea

dollar and euro, as its revenues are primarily based in foreign currencies, while most costs are in rupees. In our view, Tata Consultancy is a well-managed, attractively valued service provider that could potentially benefit from the IT outsourcing industry’s continued growth.

Melco Crown Entertainment’s solid earnings results and favorable growth outlook boosted the casino resort operator’s share price. Macau casinos continued to report strong visitor numbers and gambling revenue growth, which supported the share prices of Macau-focused casino operators as investors anticipated higher earnings. We believe that Chinese consumers’ rising disposable income could potentially benefit leisure businesses such as Melco Crown. Additionally, recent improvements to the transportation links between China’s population centers and Macau could potentially lead to strong revenue growth.

In contrast, key detractors from the Fund’s absolute performance included Souza Cruz, a major Brazilian cigarette company; Brazil-based Ambev, one of the world’s largest beer and soft drink producers; and Antofagasta, a Chilean copper mining group.

Brazil’s weak consumer demand, currency depreciation and higher taxes resulted in a challenging operating environment for Souza Cruz and Ambev in 2013, leading to share price declines. In our longer term view, however, we considered these companies to be attractive investments based on their strong operations, low debt levels, dominant market shares and popular brands. Moreover, Brazil’s hosting of the 2014 FIFA World Cup and 2016 Summer Olympics could potentially support consumer demand.

Concerns about copper prices and weak demand pressured the stocks of many copper mining companies, including Antofagasta. We divested the Fund’s holdings in the company to raise funds for investment opportunities that we considered to be more attractive within our investment universe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect

6 | Annual Report

on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s exposure to Hong Kong, South Korea and Macau and to initiate a position in the Philippines. We also made some purchases in the U.K., Switzerland and Belgium as we identified companies listed in these developed countries that have significant emerging market operations, giving them the potential to benefit from emerging market countries’ stronger personal income and consumer demand growth. Moreover, we added to the Fund’s investments in Saudi Arabia, Qatar, the UAE and Nigeria as we identified companies in these frontier market countries that we viewed as having solid growth potential. We made some of the largest additions in hotels, restaurants and leisure; beverages; tobacco; real estate management and development; and textiles, apparel and luxury goods companies. Key purchases included new positions in Unilever, a U.K.-listed global consumer products company with more than 50% of its sales in emerging and frontier markets; Sands China and Melco Crown Entertainment, two of Macau’s leading casino operators; and Belgium-listed Anheuser-Busch InBev, the world’s largest brewer.

Conversely, we reduced the Fund’s investments in Russia, Indonesia, India and China via China H shares as certain stocks reached their target prices and as we focused on stocks we considered to be more attractively valued within our investment universe.3 We reduced the Fund’s holdings largely in oil, gas and consumable fuels; commercial banking; and automobile companies. Key sales included the Fund’s positions in Indonesian car and motorcycle manufacturer Astra International, Chinese oil and gas company PetroChina and Thai commercial bank Kasikornbank.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

Annual Report | 7

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

8 | Annual Report

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TEDMX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		-$	0.75	$22.86	$23.61
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2988
Long-Term Capital Gain	$0.1435
Total	$0.4423
Class C (Symbol: TDMTX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		-$	0.74	$22.32	$23.06
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1312
Long-Term Capital Gain	$0.1435
Total	$0.2747
Class R (Symbol: TDMRX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		-$	0.75	$22.55	$23.30
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2494
Long-Term Capital Gain	$0.1435
Total	$0.3929
Class R6 (Symbol: n/a)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		-$	1.01	$22.76	$23.77
Distributions (5/1/13–12/31/13)
Dividend Income	$0.4072
Long-Term Capital Gain	$0.1435
Total	$0.5507
Advisor Class (Symbol: TDADX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		-$	0.76	$22.77	$23.53
Distributions (1/1/13–12/31/13)
Dividend Income	$0.3671
Long-Term Capital Gain	$0.1435
Total	$0.5106

Annual Report | 9

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Class A	1-Year		5-Year		10-Year
Cumulative Total Return[2]	-1.26%	+	92.03%	+	135.15%
Average Annual Total Return[3]	-6.94%	+	12.59%	+	8.29%
Value of $10,000 Investment[4]	$9,306		$18,094		$22,169
Total Annual Operating Expenses[5]	1.70%
Class C	1-Year		5-Year		10-Year
Cumulative Total Return[2]	-1.99%	+	85.28%	+	119.11%
Average Annual Total Return[3]	-2.96%	+	13.13%	+	8.16%
Value of $10,000 Investment[4]	$9,704		$18,528		$21,911
Total Annual Operating Expenses[5]	2.43%
Class R	1-Year		5-Year		10-Year
Cumulative Total Return[2]	-1.50%	+	90.37%	+	130.89%
Average Annual Total Return[3]	-1.50%	+	13.74%	+	8.73%
Value of $10,000 Investment[4]	$9,850		$19,037		$23,089
Total Annual Operating Expenses[5]	1.93%
Class R6					Inception 5/1/13
Cumulative Total Return[2]					-1.89%
Aggregate Total Return[6]					-1.89%
Value of $10,000 Investment[4]					$9,811
Total Annual Operating Expenses[5]	1.27%
Advisor Class	1-Year		5-Year		10-Year
Cumulative Total Return[2]	-1.02%	+	94.63%	+	142.09%
Average Annual Total Return[3]	-1.02%	+	14.25%	+	9.24%
Value of $10,000 Investment[4]	$9,898		$19,463		$24,209
Total Annual Operating Expenses[5]	1.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

12 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Source: © 2014 Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,068.80	$8.97
Hypothetical (5% return before expenses)	$1,000	$1,016.53	$8.74
Class C
Actual	$1,000	$1,065.10	$12.75
Hypothetical (5% return before expenses)	$1,000	$1,012.85	$12.43
Class R
Actual	$1,000	$1,068.00	$10.16
Hypothetical (5% return before expenses)	$1,000	$1,015.38	$9.91
Class R6
Actual	$1,000	$1,071.30	$6.68
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51
Advisor Class
Actual	$1,000	$1,070.30	$7.57
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.72%; C: 2.45%; R: 1.95%; R6: 1.28%, net of expense waivers; and Advisor: 1.45%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 15

Templeton Developing Markets Trust

Financial Highlights

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.61	$21.21	$25.53	$22.04	$12.88
Income from investment operations[a]:
Net investment income[b]	0.20	0.37	0.27	0.14	0.23
Net realized and unrealized gains (losses)	(0.51)	2.41	(4.31)	3.69	9.28
Total from investment operations	(0.31)	2.78	(4.04)	3.83	9.51
Less distributions from:
Net investment income	(0.30)	(0.38)	(0.28)	(0.34)	(0.35)
Net realized gains	(0.14)	—	—	—	—
Total distributions	(0.44)	(0.38)	(0.28)	(0.34)	(0.35)
Net asset value, end of year	$22.86	$23.61	$21.21	$25.53	$22.04

Total return[c]	(1.26)%	13.12%	(15.85)%	17.47%	73.92%

Ratios to average net assets
Expenses	1.71%	1.70%[d]	1.76%	1.84%	1.90%[e]
Net investment income	0.85%	1.65%	1.14%	0.61%	1.38%

Supplemental data
Net assets, end of year (000’s)	$1,536,714	$1,773,204	$1,753,547	$2,463,390	$2,338,884
Portfolio turnover rate	48.35%	25.92%	17.02%	25.81%	46.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reimbursement rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Developing Markets Trust

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.06	$20.72	$24.93	$21.54	$12.61
Income from investment operations[a]:
Net investment income (loss)[b]	0.03	0.20	0.10	(0.03)	0.10
Net realized and unrealized gains (losses)	(0.50)	2.35	(4.20)	3.60	9.06
Total from investment operations	(0.47)	2.55	(4.10)	3.57	9.16
Less distributions from:
Net investment income	(0.13)	(0.21)	(0.11)	(0.18)	(0.23)
Net realized gains	(0.14)	—	—	—	—
Total distributions	(0.27)	(0.21)	(0.11)	(0.18)	(0.23)
Net asset value, end of year	$22.32	$23.06	$20.72	$24.93	$21.54

Total return[c]	(1.99)%	12.31%	(16.47)%	16.63%	72.78%

Ratios to average net assets
Expenses	2.44%	2.43%[d]	2.47%	2.56%	2.64%[e]
Net investment income (loss)	0.12%	0.92%	0.43%	(0.11)%	0.64%

Supplemental data
Net assets, end of year (000’s)	$238,366	$266,206	$272,773	$365,001	$324,243
Portfolio turnover rate	48.35%	25.92%	17.02%	25.81%	46.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reimbursement rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Developing Markets Trust

Financial Highlights (continued)

		Year Ended December 31,
Class R	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.30	$20.92	$25.18	$21.70	$12.69
Income from investment operations[a]:
Net investment income[b]	0.14	0.31	0.22	0.09	0.19
Net realized and unrealized gains (losses)	(0.50)	2.38	(4.25)	3.68	9.13
Total from investment operations	(0.36)	2.69	(4.03)	3.77	9.32
Less distributions from:
Net investment income	(0.25)	(0.31)	(0.23)	(0.29)	(0.31)
Net realized gains	(0.14)	—	—	—	—
Total distributions	(0.39)	(0.31)	(0.23)	(0.29)	(0.31)
Net asset value, end of year	$22.55	$23.30	$20.92	$25.18	$21.70

Total return	(1.50)%	12.90%	(16.03)%	17.42%	73.62%

Ratios to average net assets
Expenses	1.94%	1.93%[c]	1.97%	2.06%	2.14%[d]
Net investment income	0.62%	1.42%	0.93%	0.39%	1.14%

Supplemental data
Net assets, end of year (000’s)	$30,123	$33,109	$40,010	$53,295	$46,873
Portfolio turnover rate	48.35%	25.92%	17.02%	25.81%	46.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reimbursement rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Developing Markets Trust

Financial Highlights (continued)

Period Ended
Class R6	December 31, 2013[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.77
Income from investment operations[b]:
Net investment income[c]	0.12
Net realized and unrealized gains (losses)	(0.58)
Total from investment operations	(0.46)
Less distributions from:
Net investment income	(0.41)
Net realized gains	(0.14)
Total distributions	(0.55)
Net asset value, end of period	$22.76

Total return[d]	(1.89)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.30%
Expenses net of waiver and payments by affiliates	1.28%
Net investment income	1.28%

Supplemental data
Net assets, end of period (000’s)	$299
Portfolio turnover rate	48.35%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Developing Markets Trust

Financial Highlights (continued)

		Year Ended December 31,
Advisor Class	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.53	$21.14	$25.46	$21.98	$12.84
Income from investment operations[a]:
Net investment income[b]	0.26	0.43	0.34	0.20	0.27
Net realized and unrealized gains (losses)	(0.51)	2.40	(4.31)	3.68	9.27
Total from investment operations	(0.25)	2.83	(3.97)	3.88	9.54
Less distributions from:
Net investment income	(0.37)	(0.44)	(0.35)	(0.40)	(0.40)
Net realized gains	(0.14)	—	—	—	—
Total distributions	(0.51)	(0.44)	(0.35)	(0.40)	(0.40)
Net asset value, end of year	$22.77	$23.53	$21.14	$25.46	$21.98

Total return	(1.02)%	13.44%	(15.60)%	17.73%	74.44%

Ratios to average net assets
Expenses	1.44%	1.43%[c]	1.47%	1.56%	1.64%[d]
Net investment income	1.12%	1.92%	1.43%	0.89%	1.64%

Supplemental data
Net assets, end of year (000’s)	$283,063	$306,995	$316,903	$337,470	$297,925
Portfolio turnover rate	48.35%	25.92%	17.02%	25.81%	46.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reimbursement rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Developing Markets Trust

Statement of Investments, December 31, 2013

	Industry	Shares	Value
Closed End Funds 0.4%
Romania 0.4%
SIF Moldova	Diversified Financial Services	6,788,972	$3,067,872
SIF Oltenia	Diversified Financial Services	8,767,397	5,347,223
Total Closed End Funds
(Cost $6,204,693)			8,415,095
Common Stocks 89.4%
Argentina 0.1%
[a,b]Grupo Clarin SA, B, GDR, Reg S	Media	217,851	1,252,643
Australia 0.4%
BHP Billiton Ltd.	Metals & Mining	243,992	8,274,201
Belgium 2.1%
Anheuser-Busch InBev NV	Beverages	416,508	44,262,773
Brazil 15.5%
Ambev SA	Beverages	27,465,885	201,392,460
M Dias Branco SA	Food Products	745,500	31,560,899
Souza Cruz SA	Tobacco	8,829,496	90,122,835
			323,076,194
China 11.1%
AAC Technologies Holdings Inc.	Communications Equipment	3,977,000	19,309,684
[a]Angang Steel Co. Ltd., H	Metals & Mining	22,931,000	17,033,351
China Overseas Land & Investment Ltd.	Real Estate Management & Development	8,609,600	24,204,386
[a]China Shipping Development Co. Ltd., H	Marine	27,182,400	21,032,633
CNOOC Ltd.	Oil, Gas & Consumable Fuels	5,335,707	9,922,288
Great Wall Motor Co. Ltd., H	Automobiles	3,878,187	21,355,573
Lenovo Group Ltd.	Computers & Peripherals	17,473,100	21,248,890
[a]Melco Crown Entertainment Ltd., ADR	Hotels, Restaurants & Leisure	1,940,085	76,090,134
[a]NetEase Inc., ADR	Internet Software & Services	282,900	22,235,940
			232,432,879
Colombia 0.4%
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	219,001	8,420,589
Egypt 0.0%†
Egyptian International Pharmaceutical
Industries Co.	Pharmaceuticals	106,082	661,815
Georgia 0.1%
Bank of Georgia Holdings PLC	Commercial Banks	56,755	2,248,486
Hong Kong 11.2%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	4,086,662	38,823,289
[a]Esprit Holdings Ltd.	Specialty Retail	2,566,900	4,965,407
Giordano International Ltd.	Specialty Retail	20,259,800	18,106,020
I.T Ltd.	Specialty Retail	5,843,600	1,507,180
Luk Fook Holdings (International) Ltd.	Specialty Retail	9,935,993	37,799,660
[c]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	529,000	2,012,483
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	12,276,400	52,481,853
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	21,295,895	71,129,583
[a]Summit Ascent Holdings Ltd.	Trading Companies & Distributors	4,157,100	6,647,629
			233,473,104

			Annual Report | 21

Templeton Developing Markets Trust

Statement of Investments, December 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
India 5.0%
Tata Consultancy Services Ltd.	IT Services	2,164,085	$75,972,192
Tata Motors Ltd.	Automobiles	4,545,400	27,666,374
			103,638,566
Indonesia 0.4%
Bank Rakyat Indonesia Persero Tbk PT	Commercial Banks	14,614,000	8,705,957
Kenya 1.4%
East African Breweries Ltd.	Beverages	863,800	2,902,688
Equity Bank Ltd.	Commercial Banks	38,825,334	13,834,056
Kenya Commercial Bank Ltd.	Commercial Banks	22,980,200	12,648,430
			29,385,174
Macau 3.7%
Sands China Ltd.	Hotels, Restaurants & Leisure	9,473,100	77,696,926
Mexico 0.3%
Kimberly Clark de Mexico SAB de CV, A	Household Products	2,189,855	6,242,079
Nigeria 1.7%
Ecobank Transnational Inc.	Commercial Banks	11,556,804	1,168,325
FBN Holdings PLC	Commercial Banks	156,362,683	15,934,428
Nigerian Breweries PLC	Beverages	16,532,915	17,354,651
			34,457,404
Philippines 1.1%
Ayala Corp.	Diversified Financial Services	1,947,110	22,716,283
Qatar 2.5%
Industries Qatar QSC	Industrial Conglomerates	1,147,616	53,228,709
Romania 0.2%
Nuclearelectrica SA	Independent Power Producers &
	Energy Traders	191,026	657,110
[a,c]Societatea Nationala de Gaze Naturale ROMGAZ
SA, 144A	Oil, Gas & Consumable Fuels	381,600	4,010,730
			4,667,840
Russia 3.4%
[c]Alrosa AO, 144A	Metals & Mining	15,419,200	16,740,309
[d]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	392,879	24,535,294
[d]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	486,229	30,365,001
			71,640,604
Singapore 1.0%
K-REIT Asia	Real Estate Investment Trusts (REITs)	22,701,160	21,319,444
South Africa 4.9%
MTN Group Ltd.	Wireless Telecommunication Services	590,600	12,218,495
Remgro Ltd.	Diversified Financial Services	4,520,611	89,558,949
			101,777,444

22 | Annual Report

Templeton Developing Markets Trust

Statement of Investments, December 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
South Korea 4.3%
Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	839,870	$32,139,760
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor
	Equipment	45,142	58,665,679
			90,805,439
Sweden 0.6%
Oriflame Cosmetics SA, SDR	Personal Products	393,595	12,084,070
Switzerland 3.0%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	624,203	62,136,905
Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor
	Equipment	5,939,000	21,003,453
Thailand 1.7%
Shin Corp. PCL, fgn.	Wireless Telecommunication Services	5,848,600	12,422,913
Thai Beverage PCL	Beverages	53,161,200	22,750,870
			35,173,783
Turkey 0.1%
Yazicilar Holding AS	Industrial Conglomerates	196,586	1,715,929
Turkmenistan 0.1%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	296,845	2,793,208
United Arab Emirates 4.4%
Aramex Co.	Air Freight & Logistics	81,000	67,041
Emaar Properties PJSC	Real Estate Management & Development	43,812,993	91,132,934
			91,199,975
United Kingdom 5.6%
British American Tobacco PLC	Tobacco	1,085,600	58,189,770
Unilever PLC	Food Products	1,415,790	58,199,896
			116,389,666
United States 1.4%
Avon Products Inc.	Personal Products	1,666,613	28,699,076
Vietnam 0.1%
DHG Pharmaceutical JSC	Pharmaceuticals	334,320	1,806,707
Dong Phu Rubber JSC	Chemicals	430,950	958,120
			2,764,827
Zimbabwe 0.6%
Delta Corp. Ltd.	Beverages	9,209,599	12,902,648
Total Common Stocks
(Cost $1,323,808,813)			1,867,248,093
Direct Equity Investments
(Cost $2,706,336) 0.1%
Vietnam 0.1%
[a,d,e,f]Mayfair Hanoi, Ltd., 37.50% equity owned through
HEA Holdings Ltd., a wholly owned investment	Real Estate Management & Development	—	1,425,002

Annual Report | 23

Templeton Developing Markets Trust

Statement of Investments, December 31, 2013 (continued)

	Industry	Shares	Value
[g]Participatory Notes 2.7%
Saudi Arabia 2.7%
[c]Deutsche Bank AG/London, Saudi Dairy & Foodstuff
Co., 144A, 5/13/14	Food Products	230,349	$5,297,391
[c]HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers & Services	84,348	2,069,089
Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	2,215,705	50,512,013
Total Participatory Notes
(Cost $46,562,036)			57,878,493
Preferred Stocks 3.0%
Chile 1.6%
Embotelladora Andina SA, pfd., A	Beverages	9,195,864	32,376,722
Russia 1.4%
Sberbank of Russia, pfd.	Commercial Banks	12,342,677	30,132,586
Total Preferred Stocks
(Cost $52,510,763)			62,509,308
Total Investments before Short Term
Investments (Cost $1,431,792,641)			1,997,475,991
Short Term Investments
(Cost $87,458,392) 4.2%
Money Market Funds 4.2%
United States 4.2%
[a,h]Institutional Fiduciary Trust Money Market
Portfolio		87,458,392	87,458,392
Total Investments (Cost $1,519,251,033)
99.8%			2,084,934,383
Other Assets, less Liabilities 0.2%			3,630,824
Net Assets 100.0%			$2,088,565,207

See Abbreviations on page 40.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31,
2013, the aggregate value of these securities was $80,642,015, representing 3.86% of net assets.
dAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSee Note 9 regarding restricted securities.
fSee Note 10 regarding holdings of 5% voting securities.
gSee Note 1(c) regarding Participatory Notes.
hSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Developing Markets Trust

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,429,086,305
Cost - Controlled affiliated issuers (Note 10)	2,706,336
Cost - Sweep Money Fund (Note 7)	87,458,392
Total cost of investments	$1,519,251,033
Value - Unaffiliated issuers	$1,996,050,989
Value - Controlled affiliated issuers (Note 10)	1,425,002
Value - Sweep Money Fund (Note 7)	87,458,392
Total value of investments	2,084,934,383
Foreign currency, at value (cost $210,614)	210,614
Receivables:
Investment securities sold	11,470,148
Capital shares sold	2,288,426
Dividends	773,587
Foreign tax	604,422
Other assets	56
Total assets	2,100,281,636
Liabilities:
Payables:
Investment securities purchased	2,660,224
Capital shares redeemed	4,240,897
Management fees	1,887,969
Administrative fees	180,945
Distribution fees	1,125,905
Transfer agent fees	824,359
Custodian fees	626,915
Accrued expenses and other liabilities	169,215
Total liabilities	11,716,429
Net assets, at value	$2,088,565,207
Net assets consist of:
Paid-in capital	$1,531,801,515
Distributions in excess of net investment income	(33,349,719)
Net unrealized appreciation (depreciation)	565,392,248
Accumulated net realized gain (loss)	24,721,163
Net assets, at value	$2,088,565,207

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Developing Markets Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class A:
Net assets, at value	$1,536,714,350
Shares outstanding	67,222,553
Net asset value per share[a]	$22.86
Maximum offering price per share (net asset value per share ÷ 94.25%)	$24.25
Class C:
Net assets, at value	$238,365,578
Shares outstanding	10,677,479
Net asset value and maximum offering price per share[a]	$22.32
Class R:
Net assets, at value	$30,122,941
Shares outstanding	1,335,931
Net asset value and maximum offering price per share	$22.55
Class R6:
Net assets, at value	$298,984
Shares outstanding	13,137
Net asset value and maximum offering price per share	$22.76
Advisor Class:
Net assets, at value	$283,063,354
Shares outstanding	12,429,211
Net asset value and maximum offering price per share	$22.77

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Developing Markets Trust

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends (net of foreign taxes of $4,551,094)	$56,729,387
Income from securities loaned	17,549
Total investment income	56,746,936
Expenses:
Management fees (Note 3a)	23,749,728
Administrative fees (Note 3b)	2,241,424
Distribution fees: (Note 3c)
Class A	4,472,478
Class B	1,263
Class C	2,502,953
Class R	155,008
Transfer agent fees: (Note 3e)
Class A	2,779,339
Class B	208
Class C	423,003
Class R	52,306
Class R6	54
Advisor Class	501,420
Custodian fees (Note 4)	1,435,059
Reports to shareholders	244,936
Registration and filing fees	149,781
Professional fees	89,366
Trustees’ fees and expenses	140,375
Excise tax	82,676
Other	43,968
Total expenses	39,065,345
Expenses waived/paid by affiliates (Note 3f)	(36)
Net expenses	39,065,309
Net investment income	17,681,627
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	245,570,502
Foreign currency transactions	(1,827,321)
Net realized gain (loss)	243,743,181
Net change in unrealized appreciation (depreciation) on:
Investments	(295,018,452)
Translation of other assets and liabilities denominated in foreign currencies	(70,942)
Change in deferred taxes on unrealized appreciation	87,443
Net change in unrealized appreciation (depreciation)	(295,001,951)
Net realized and unrealized gain (loss)	(51,258,770)
Net increase (decrease) in net assets resulting from operations	$(33,577,143)

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Developing Markets Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$17,681,627	$38,136,946
Net realized gain (loss) from investments and foreign currency transactions	243,743,181	143,002,327
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(295,001,951)	111,483,195
Net increase (decrease) in net assets resulting from operations	(33,577,143)	292,622,468
Distributions to shareholders from:
Net investment income:
Class A	(19,968,320)	(28,091,494)
Class B	—	(1,124)
Class C	(1,397,743)	(2,390,332)
Class R	(327,119)	(444,627)
Class R6	(5,215)	—
Advisor Class	(4,496,788)	(5,723,141)
Net realized gains:
Class A	(9,559,158)	—
Class C	(1,522,307)	—
Class R	(188,146)	—
Class R6	(1,842)	—
Advisor Class	(1,755,400)	—
Total distributions to shareholders	(39,222,038)	(36,650,718)
Capital share transactions: (Note 2)
Class A	(183,316,761)	(170,211,410)
Class B	(1,156,581)	(6,139,639)
Class C	(19,463,720)	(35,319,170)
Class R	(2,012,612)	(10,913,640)
Class R6	305,711	—
Advisor Class	(13,618,359)	(42,742,416)
Total capital share transactions	(219,262,322)	(265,326,275)
Net increase (decrease) in net assets	(292,061,503)	(9,354,525)
Net assets:
Beginning of year	2,380,626,710	2,389,981,235
End of year	$2,088,565,207	$2,380,626,710
Distributions in excess of net investment income included in net assets:
End of year	$(33,349,719)	$(29,044,595)

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Developing Markets Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may

Annual Report | 29

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

30 | Annual Report

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. However, the Fund retained a portion of its taxable income and net realized gains and as a result incurred an excise tax of $82,676 as noted in the Statement of Operations. No further provision for U.S. federal income taxes is required.

Annual Report | 31

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

32 | Annual Report

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	9,168,081	$213,661,198	8,740,614	$197,720,075
Shares issued in reinvestment of
distributions	1,119,094	25,105,417	1,003,906	23,318,749
Shares redeemed	(18,160,918)	(422,083,376)	(17,340,348)	(391,250,234)
Net increase (decrease)	(7,873,743)	$(183,316,761)	(7,595,828)	$(170,211,410)
Class B Shares:[a]
Shares sold	707	$17,084	6,986	$155,698
Shares issued in reinvestment of
distributions	—	—	47	1,035
Shares redeemed	(48,018)	(1,173,665)	(282,016)	(6,296,372)
Net increase (decrease)	(47,311)	$(1,156,581)	(274,983)	$(6,139,639)
Class C Shares:
Shares sold	1,389,995	$31,641,300	1,051,979	$23,294,375
Shares issued in reinvestment of
distributions	120,499	2,632,493	93,613	2,122,765
Shares redeemed	(2,375,579)	(53,737,513)	(2,769,523)	(60,736,310)
Net increase (decrease)	(865,085)	$(19,463,720)	(1,623,931)	$(35,319,170)
Class R Shares:
Shares sold	418,966	$9,558,699	476,217	$10,648,179
Shares issued in reinvestment of
distributions	22,271	492,496	18,717	429,026
Shares redeemed	(526,398)	(12,063,807)	(986,591)	(21,990,845)
Net increase (decrease)	(85,161)	$(2,012,612)	(491,657)	$(10,913,640)
Class R6 Shares:[b]
Shares sold	13,031	$303,304
Shares issued in reinvestment of
distributions	316	7,058
Shares redeemed	(210)	(4,651)
Net increase (decrease)	13,137	$305,711

Annual Report | 33

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	2,332,850	$54,353,951	2,219,532	$50,328,230
Shares issued in reinvestment of
distributions	253,745	5,673,295	221,337	5,124,613
Shares redeemed	(3,203,336)	(73,645,605)	(4,388,671)	(98,195,259)
Net increase (decrease)	(616,741)	$(13,618,359)	(1,947,802)	$(42,742,416)

[a]Effective March 22, 2013, all Class B Shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to December 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

34 | Annual Report

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$268,128
CDSC retained	$18,740

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $3,756,330, of which $1,918,266 was retained by Investor Services.

Annual Report | 35

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until March 31, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2013, the Fund utilized $195,550,580 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$26,195,185	$36,650,718
Long term capital gain	13,026,853	—
	$39,222,038	$36,650,718

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,558,130,443

Unrealized appreciation	$562,834,614
Unrealized depreciation	(36,030,674)
Net unrealized appreciation (depreciation)	$526,803,940

Undistributed ordinary income	$1,261,583
Undistributed long term capital gains	29,418,673
Distributable earnings	$30,680,256

36 | Annual Report

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $1,030,693,246 and $1,300,603,254, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report | 37

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES (continued)

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
—	Mayfair Hanoi, Ltd., 37.50% equity owned through
	HEA Holdings Ltd., a wholly owned investment
	(Value is 0.07% of Net Assets)	10/31/96	$2,706,336	$1,425,002

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of			Number of
	Shares			Shares
	Held at			Held at	Value		Realized
	Beginning	Gross	Gross	End	at End	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Controlled Affiliates[a]
Mayfair Hanoi, Ltd., 37.50% equity owned
through HEA Holdings Ltd., a wholly
owned investment (Value is 0.07% of
Net Assets)	—	—	—	—	$1,425,002	$—	$ —
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

38 | Annual Report

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Closed End Funds	$8,415,095	$—	$—	$8,415,095
Equity Investments:[a]
Russia	77,237,896	24,535,294	—	101,773,190
Vietnam	2,764,827	—	1,425,002	4,189,829
All Other equity investments[b]	1,825,219,384	—	—	1,825,219,384
Participatory Notes	—	57,878,493	—	57,878,493
Short Term Investments	87,458,392	—	—	87,458,392
Total Investments in Securities	$2,001,095,594	$82,413,787	$1,425,002	$2,084,934,383

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

Annual Report | 39

Templeton Developing Markets Trust

Notes to Financial Statements (continued)

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt

40 | Annual Report

Templeton Developing Markets Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Developing Markets Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Trust (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 19, 2014

Annual Report | 41

Templeton Developing Markets Trust

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 1.51% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Under Section 852(b)(3)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $13,026,853 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $22,464,969 has qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 20, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Qualified
Class	Per Share	Per Share	Dividends Per Share
Class A	$0.0480	$0.3307	$0.1077
Class C	$0.0480	$0.1656	$0.0540
Class R	$0.0480	$0.2820	$0.0918
Class R6	$0.0480	$0.4342	$0.1416
Advisor Class	$0.0480	$0.3979	$0.1296

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

42 | Annual Report

Templeton Developing Markets Trust

Tax Information (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 43

Templeton Developing Markets Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company), Allied Capital Corporation
(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1991	27	Talon Metals Corp. (mining explo-
300 S.E. 2nd Street				ration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee		allied products) (1994-2013), RTI
		since 2007		International Metals, Inc. (manufac-
ture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

44 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1991	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Annual Report | 45

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

46 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor, The Chater House	Chief Executive	1991 and Chief
8 Connaught Road Central	Officer –	Executive Officer –
Hong Kong	Investment	Investment
	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Annual Report | 47

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was for-
merly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to
1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the
Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general appli-
cation of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

48 | Annual Report

Templeton Developing Markets Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 49

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Annual Report and Shareholder Letter

Templeton
Developing Markets Trust

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.	711 A 02/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $49,393 for the fiscal year ended December 31, 2013 and $51,273 for the fiscal year ended December 31, 2012.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 the fiscal year ended December 31, 2013 and $2,040 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended December 31, 2013 and $4,600 for the fiscal year ended December 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting for foreign governments and requirements on local country’s self certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2013 and $926 for the fiscal year ended December 31, 2012.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $44,069 for the fiscal year ended December 31, 2013 and $151,524 for the fiscal year ended December 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $50,999 for the fiscal year ended December 31, 2013 and $159,090 for the fiscal year ended December 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 27, 2014

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

Chief Accounting Officer

Date February 27, 2014